UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2021

LEGATO MERGER CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41090	85-1783294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LGTOU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	LGTO	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	LGTOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

On November 24, 2021, Legato Merger Corp. II (the “Company”) consummated the initial public offering (“IPO”) of 24,000,000 of its units (“Units”). Each Unit consists of one share of common stock, $.0001 par value (“Common Stock”), of the Company and one-half of one redeemable warrant (“Warrant”), with each warrant entitling the holder to purchase one share of Common Stock for $11.50. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $240,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 1,045,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $10,450,000. The Private Placement Units were purchased by certain of the Company’s directors, officers and stockholders and EarlyBirdCapital, Inc., the representative of the underwriters in the IPO. The Private Placement Units are identical to the Units sold in the IPO. The purchasers of the Private Placement Units have agreed not to transfer, assign, or sell any of the Private Placement Units (or Common Stock or Warrants underlying the Private Placement Units), except to certain transferees, until after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

An audited balance sheet as of November 24, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

On November 29, 2021, the underwriters exercised their over-allotment option in full to purchase an additional 3,600,000 Units. As a result, on December 1, 2021, the Company sold an additional 3,600,000 Units at $10.00 per Unit, generating gross proceeds of $36,000,000. In connection with this sale, the Company’s officers, directors, stockholders and EarlyBirdCapital, Inc. also purchased an additional 126,000 Private Placement Units from the Company. The issuance of the additional Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

An aggregate of $280,140,000 ($10.15 per Unit sold in the IPO, including the over-allotment option) has been deposited in the trust account established in connection with the IPO.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2021

LEGATO MERGER CORP. II

By:	/s/ Gregory Monahan
	Name:	Gregory Monahan
	Title:	Chief Executive Officer

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